UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Unisys Corporation

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Your Vote Counts! UNISYS CORPORATION 2022 Annual Meeting Vote by May 4, 2022 11:59 PM ET UNISYS CORPORATION 801 LAKEVIEW DRIVE, SUITE 100 BLUE BELL, PA 19422 D72316-P67768-Z81919 You invested in UNISYS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2022. Get informed before you vote View the Notice of 2022 Annual Meeting and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 5, 2022 8:00 a.m., Eastern time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/UIS2022

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Peter A. Altabef For 1b. Nathaniel A. Davis For 1c. Matthew J. Desch For 1d. Denise K. Fletcher For 1e. Philippe Germond For 1f. Deborah Lee James For 1g. Paul E. Martin For 1h. Regina Paolillo For 1i. Troy K. Richardson For 1j. Lee D. Roberts For 1k. Roxanne Taylor For 2. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting For firm for 2022. 3. Advisory vote to approve executive compensation. For